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                                                                   CHASE MANHATTAN AUTO OWNER TRUST
                                                                            SERIES 1997-B
                                                                   STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
PERIOD 16                                                                                                                   PAGE # 1
DETERMINATION: 10-Oct-98                                                                                            Beginning 9/1/98
DISTRIBUTION: 15-Oct-98                                                                                               Ending 9/30/98
TIME: 10/19/98 12:33
                                                                           CLASS A-1 5.744% MONEY MARKET ASSET BACKED NOTES
                                                                           CLASS A-2 6.100% ASSET BACKED NOTES
                                                                           CLASS A-3 6.350% ASSET BACKED NOTES
                                                                           CLASS A-4 6.500% ASSET BACKED NOTES
                                                                           CLASS A-5 6.600% ASSET BACKED NOTES
                                                                           CLASS B-1 6.750% ASSET BACKED CERTIFICATES

                       ORIG PRINCIPAL       BEG PRINCIPAL      PRINCIPAL           INTEREST           TOTAL           END PRINCIPAL
      CLASS               BALANCE             BALANCE         DISTRIBUTION       DISTRIBUTION      DISTRIBUTION          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    A-1 Notes        $200,000,000.00               $0.00             $0.00              $0.00            $0.00                $0.00
    A-2 Notes        $294,000,000.00     $107,505,091.33    $21,942,398.15        $546,484.21   $22,488,882.36       $85,562,693.18
    A-3 Notes        $227,000,000.00     $227,000,000.00             $0.00      $1,201,208.33    $1,201,208.33      $227,000,000.00
    A-4 Notes        $133,000,000.00     $133,000,000.00             $0.00        $720,416.67      $720,416.67      $133,000,000.00
    A-5 Notes         $70,000,000.00      $70,000,000.00             $0.00        $385,000.00      $385,000.00       $70,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
    NOTE TOTALS      $924,000,000.00     $537,505,091.33    $21,942,398.15      $2,853,109.21   $24,795,507.36      $515,562,693.18
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       B-1            $29,148,275.79      $29,148,275.79             $0.00        $163,959.05      $163,959.05       $29,148,275.79
------------------------------------------------------------------------------------------------------------------------------------
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CERTIFICATE TOTALS    $29,148,275.79      $29,148,275.79             $0.00        $163,959.05      $163,959.05       $29,148,275.79
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      TOTALS         $953,148,275.79     $566,653,367.12    $21,942,398.15      $3,017,068.26   $24,959,466.41      $544,710,968.97
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                                               FACTOR   INFORMATION   PER   $1,000


                                   PRINCIPAL               INTEREST            END PRINCIPAL
          CLASS                  DISTRIBUTION            DISTRIBUTION             BALANCE
--------------------------------------------------------------------------------------------------
            A-1                           0.00000000            0.00000000             0.00000000
                                                                           -----------------------
                                                                           -----------------------
                           -----------------------------------------------------------------------
            A-2                          74.63400731            1.85878983           291.02956864
                                                                           -----------------------
                                                                           -----------------------
                           -----------------------------------------------------------------------
            A-3                           0.00000000            5.29166665         1,000.00000000
                                                                           -----------------------
                                                                           -----------------------
                           -----------------------------------------------------------------------
            A-4                           0.00000000            5.41666669         1,000.00000000
                                                                           -----------------------
                                                                           -----------------------
                           -----------------------------------------------------------------------
            A-5                           0.00000000            5.50000000         1,000.00000000
                                                                           -----------------------
                           -----------------------------------------------------------------------
       Notes Totals                      23.74718415            3.08778053           557.96828266
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
           B-1                            0.00000000            5.62499995         1,000.00000000
--------------------------------------------------------------------------------------------------
    Certificate Totals                    0.00000000            5.62499995         1,000.00000000
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
          TOTALS                         23.02097030            3.16537137           571.48607704
--------------------------------------------------------------------------------------------------


====================================================================================================================================

(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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                                                       CHASE MANHATTAN AUTO OWNER TRUST
                                                                 SERIES 1997-B
                                                        STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

PERIOD 16                                                                                                                PAGE    # 2
DETERMINATION: 10-Oct-98                                                                                           Beginning  9/1/98
DISTRIBUTION: 15-Oct-98                                                                                              Ending  9/30/98
TIME: 10/19/98 12:33



                                                                                                                       per $1000
Section 5.8 (iii)            Servicing Fee                                                            $472,211.14         0.49542254


Section 5.8 (iv)             Administration Fee                                                         $1,000.00         0.00104915


Section 5.8 (vi)             Pool Balance at the end of the Collection Period                                $544,710,968.97


Section 5.8 (vii)            Repurchase Amounts for Repurchased Receivable
                                                 By Seller                                                             $0.00
                                                 By Servicer                                                      $21,371.28
                                                 TOTAL                                                            $21,371.28

Section 5.8 (viii)           Realized Net Losses for Collection Period                                           $386,410.37


Section 5.8 (ix)             Reserve Account Balance after Disbursement                                       $16,341,329.07


Section 5.8 (x)              Specified Reserve Account Balance                                                $16,341,329.07


Section 5.8 (xi)             Total Distribution Amount                                                        $26,020,227.81

                                                 Servicing Fee                                                   $472,211.14
                                                 Administrative Fee                                                $1,000.00
                                                 Noteholders' Distribution Amount                             $24,795,507.36
                                                 Certificateholders' Distribution Amount                        $ 163,959.05
                                                 Deposit to Reserve Account                                      $587,550.26









Section 5.8 (xii)            Noteholders' Distributable Amount


-------------------------------------------------------------------------------------------------------------
 Class              Principal                        Interest               Total        Prin (per $1000/orig)
-------------------------------------------------------------------------------------------------------------
  A-1                          $0.00                      $0.00               $0.00         0.00000000
  A-2                 $21,942,398.15                $546,484.21      $22,488,882.36        74.63400731
  A-3                          $0.00              $1,201,208.33       $1,201,208.33         0.00000000
  A-4                          $0.00                $720,416.67         $720,416.67         0.00000000
  A-5                          $0.00                $385,000.00         $385,000.00         0.00000000
-------------------------------------------------------------------------------------------------------------
 Total                $21,942,398.15              $2,853,109.21      $24,795,507.36        23.74718415
-------------------------------------------------------------------------------------------------------------




Section 5.8 (xiii)           Certificateholders' Distributable Amount


--------------------------------------------------------------------------------------------------------------
  Class      Principal                    Interest              Total        Prin (per $1000/orig)
--------------------------------------------------------------------------------------------------------------
   B-1         $0.00                      $163,959.05         $163,959.05         0.00000000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Total        $0.00                      $163,959.05         $163,959.05         0.00000000
--------------------------------------------------------------------------------------------------------------




Section 5.8 (xiv)            Reserve Fund Transfer Amount                                   $ 587,550.26



(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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